Exhibit 10.4

International Guarantee Consent Deed

Each person listed in Schedule 1

Guarantors

ResMed Limited

Borrower

HSBC Bank Australia Limited

Security Trustee

Execution copy

Clayton Utz

Lawyers

Levels 19-35 No. 1 O’Connell Street Sydney NSW 2000 Australia

PO Box H3 Australia Square Sydney NSW 1215

T +61 2 9353 4000 F +61 2 8220 6700

www.claytonutz.com

Our reference 15136/15104/80079617

International Guarantee Consent Deed dated 30 September 2008

Parties	Each person listed in Schedule 1 (each a “Guarantor” and together the “Guarantors”)

ResMed Limited ABN 30 003 765 142 (“Borrower”)

HSBC Bank Australia Limited ABN 48 006 434 162 (in its capacity as “Security Trustee”)

Background

A.	By guarantee and indemnity (“Guarantee”) dated 8 June 2006 between the Guarantors and the Security Trustee, the Guarantors guaranteed to the Finance Parties the satisfaction and payment in full of the Obligations.

B.	The Borrower has requested the Financiers to provide a USD50,000,000 increase in the Facilities under and as defined in the Amended Agreement (the “Further Loan”).

C.	The Financiers have agreed to provide the Further Loan to the Borrower. The Guarantors wish to consent to the Further Loan and to acknowledge that the Guarantee will continue to secure the Obligations including, without limitation, under or in connection with the Further Loan.

Operative provisions

1.	Definitions and interpretation

1.1	Definitions

In this deed:

“Amended Agreement” means the Original Facility Agreement, as amended and restated by the Amendment and Restatement Agreement.

“Amendment and Restatement Agreement” means the document entitled “Amendment and Restatement Agreement” dated on or about the date of this deed between the Borrower, the Financier, the Facility Agent and the Security Trustee.

“Facility Agent” means HSBC Bank Australia Limited ABN 48 006 434 162.

“Financier” means The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch ABN 65 117 925 970.

“Original Facility Agreement” means the syndicated facility agreement dated 8 June 2006 and entered into by the Borrower, the Security Trustee and others.

1.2	Guarantee

Unless otherwise defined, expressions used in this deed have the meanings given to them in the Guarantee (including by way of incorporation from the Original Facility Agreement).

1.3	Incorporation

The provisions of clauses 1.3 and 15(b) of the Guarantee are incorporated into this deed as if set out in this deed.

1.4	Capacity

Clause 12 of the Guarantee applies, modified as necessary, as if set out in full in this deed.

1.5	Finance Document

This deed is a Finance Document for the purposes of the Amended Agreement.

2.	Consent and Acknowledgement

Subject to clause 3, each Guarantor unconditionally:

(a)	consents to the Further Loan and to the Borrower entering into the Amendment and Restatement Agreement;

(b)	ratifies and confirms the Guarantee as amended by clause 3 below; and

(c)	acknowledges and agrees that its obligations under the Guarantee:

(i)	are not discharged, abrogated, diminished, prejudiced or otherwise affected in any way by the Amendment and Restatement Agreement or the provision of the Further Loan;

(ii)	will continue to guarantee the Obligations including, without limitation, under or in connection with the Further Loan; and

(iii)	remain in full force and effect and continue to be binding notwithstanding the entry by the Borrower into the Amendment and Restatement Agreement and the provision of the Further Loan.

3.	Guarantee

Notwithstanding clause 2, the parties agree that:

(a)	clause 4 of the Guarantee is amended by deleting the “and” at the end of clause 4(b)(ii); replacing “.” with “; and” at the end of clause 4(b)(iii); and inserting a new clause 4(b)(iv) as follows:

“all amounts drawn under the Tranche D Facility which have been on-lent to ResMed SA, together with all amounts payable under or in connection with the Tranche D Facility in respect of the amounts on-lent (including, without limitation, interest, fees and expenses).”; and

(b)	clause 4 of the Guarantee (as amended by clause 3(a) above) applies notwithstanding any other provision of this deed to the contrary.

4.	Law and Jurisdiction

4.1	Governing law

This deed is governed by and must be construed according to the law applying in New South Wales.

4.2	Jurisdiction

Each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this deed; and

(b)	waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 4.2(a).

5.	Counterparts

This deed may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart.

EXECUTED as a deed.

Borrower

Executed by ResMed Limited ABN 30 003 765 142 in accordance with section 127 of the Corporations Act by or in the presence of:

/s/ Robert Douglas	/s/ Gregory Lang
Signature of Secretary/other Director	Signature of Director or sole Director and sole Secretary

Robert Douglas	Gregory Lang
Name of Secretary/other Director in full	Name of Director or sole Director and sole Secretary in full

Guarantors

Executed by ResMed Limited ABN 30 003 765 142 in accordance with section 127 of the Corporations Act by or in the presence of:

/s/ Robert Douglas	/s/ Gregory Lang
Signature of Secretary/other Director	Signature of Director or sole Director and sole Secretary

Robert Douglas	Gregory Lang
Name of Secretary/other Director in full	Name of Director or sole Director and sole Secretary in full

Executed by ResMed SAS:

/s/ Anne Reiser
Signature
By Anne Reiser duly empowered for the purposes hereof

Executed by ResMed GmbH & Co. KG represented by ResMed GmbH Verwaltung as its general partner:

/s/ Frank Rebbert
Signature of authorised person	Signature of authorised person

Frank Rebbert (17 September, 2008)
Name	Name

Executed by ResMed (UK) Limited acting by:

/s/ R.W. Sommerville	/s/ M. Hastings
Signature of Director	Signature of Secretary/other Director

R.W. Somerville	M. Hastings
Name of Director in full	Name of Secretary/other Director in full

Executed by Take Air Medical Handels-GmbH:

Signature of authorised person		Signature of authorised person

/s/ Petra Richters		/s/ Günter Gromotka
Name:	Petra Richters, Commercial Director	Name:	Günter Gromotka, Finance Director

Security Trustee

Signed sealed and delivered for and on

behalf of HSBC Bank Australia Limited

ABN 48 006 434 162 by its Attorney under a

Power of Attorney dated                     ,

and the Attorney declares that the Attorney has

not received any notice of the revocation of such

Power of Attorney, in the presence of:

/s/ Garry James Richmond
Signature of Attorney

/s/ Elin Schwarzenecker	Garry James Richmond
Signature of Witness	Name of Attorney in full

Elin Schwarzenecker
Name of Witness in full

Schedule 1 - Guarantors

Name:	ResMed SAS
Address for notices:	Parc Technologique de Lyon,
292 Allee Jacques Monod,
69791 Saint-Priest Cedex
France
Fax:	+ 33 (0) 4 26 10 03 00
For the attention of:	Financial Controller

Name:	ResMed GmbH & Co. KG
Address for notices:	Fraunhoferstraße 16
82152 Martinsried
Federal Republic of Germany
Fax:	+49 89 9901 10 55
For the attention of:	Financial Controller

Name:	ResMed (UK) Limited
Company number:	02863553
Address for notices:	96 Milton Park
Abingdon
Oxfordshire
OX14 4RY
United Kingdom
Fax:	+44 (0)1235 831 336
For the attention of:	Financial Controller

Name:	Take Air Medical Handels-GmbH
Address for notices:	Haferwende 40
28357 Bremen
Federal Republic of Germany
Fax:	+ 49 42 1489 93 10
For the attention of:	Financial Controller

Name:	ResMed Limited
Address:	1 Elizabeth Macarthur Drive
Bella Vista
NSW 2153
Australia
Fax:	+61 (0)2 8884 2015
For the attention of:	Chief Financial Officer